UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-03364
GREAT-WEST FUNDS, INC.
(Exact name of registrant as specified in charter)
8515 E. Orchard Road, Greenwood Village, Colorado 80111
(Address of principal executive offices)
Jonathan D. Kreider
President and Chief Executive Officer
Great-West Funds, Inc.
8515 E. Orchard Road
Greenwood Village, Colorado 80111
(Name and address of agent for service)
Registrant's telephone number, including area code: (866) 831-7129
Date of fiscal year end: April 30
Date of reporting period: April 30, 2021

Item 1. REPORTS TO STOCKHOLDERS
GREAT-WEST FUNDS, INC.
Great-West Core Strategies: U.S. Equity Fund
(Institutional Class and Investor Class)
Annual Report
April 30, 2021
On June 5, 2018 the Securities and Exchange Commission (“SEC”) adopted new rule 30e-3 under the Investment Company Act of 1940. Subject to conditions, new rule 30e-3 will provide certain registered investment companies with an optional method to satisfy their obligations to transmit shareholder reports by making such reports and other materials accessible at a website address specified in a notice to investors.
Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.greatwestfunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from your financial intermediary electronically by contacting your financial intermediary.
You may elect to receive all future reports in paper free of charge. You can contact (866) 345-5954 or make elections online at www.fundreports.com to let your financial intermediary know you wish to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account.
This report and the financial statements attached are submitted for general information and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein is to be considered an offer of the sale of shares of the Fund. Such offering is made only by the prospectus of the Fund, which includes details as to offering price and other information.

Management Discussion
The Fund’s sub-advisers are Irish Life Investment Managers Limited (“ILIM”), J.P. Morgan Investment Management Inc. (“JPMorgan”), Loomis, Sayles & Company, L.P. (“Loomis Sayles”), and Putnam Investment Management, LLC (“Putnam”)
Fund Performance
For the twelve-month period ended April 30, 2021, the Fund (Institutional Class shares) returned 53.21%, relative to a 50.92% return for the Russell 3000® Index, the Fund’s benchmark index.
ILIM Commentary
Global equities experienced a tumultuous start to 2020 but posted an impressive recovery from the COVID-19 induced sell-off in the first quarter. Markets rallied from the March 2020 lows as unprecedented levels of fiscal and monetary stimulus provided much needed support to the global economy. Substantial liquidity provided by central banks was also a key contributor to the rally in markets, as were developments relating to treatments and vaccines to combat COVID-19. Reduced political uncertainty after the U.S. presidential election was also a factor impacting the strength in markets.
Pacific Basin (ex-Japan) stocks rose 43.8% in the twelve-month period ended April 30, 2021. In what was a turbulent year for equities, Pacific Basin equities fell with global markets in the first quarter of 2020 following the onset of COVID-19. A recovery ensued with the announcement of unprecedented fiscal and monetary stimulus globally in a bid to support growth. The Pacific Basin initially lagged the recovery due to political tensions between Hong Kong and China and alleged money laundering schemes in Asian large cap banks, which negatively impacted performance into the fall. However, it was a good year for Pacific Basin equities overall with the region outperforming other equity markets.
European ex U.K. markets rose 47.3% in the twelve-month period ended April 30, 2021. Despite Europe being at the epicenter of COVID-19 for most of 2020, markets posted a strong recovery as the European Central Bank announced significant monetary supports to offset the impact of COVID-19. The response in Europe from both fiscal and monetary authorities was, however, initially slower and less significant than evident in the U.S., which caused European markets to initially lag during the recovery. The European Union Recovery Fund, which includes an element of burden sharing across countries, was viewed positively by markets and is regarded as a significant step towards a more unified bloc. A COVID-19 vaccine fueled rotation into value stocks in the second half of 2020 and into 2021 supported European equities in the second half of the period because Europe is seen as a value market.
Japanese stocks rose 31.0% in the twelve-month period ended April 30, 2021. Japanese equities took a hit early in the period as a result of increased levels of the COVID-19 infection across the country and a slower gross domestic product recovery than in other regions, but there was some relief following the announcement of large fiscal supports worth 120 trillion yen in May 2020. Notwithstanding this, the Japanese recovery lagged other major regions through the summer of 2020 despite being supported by several positive factors, including a commitment from the Bank of Japan that it would continue with large scale monetary easing measures. Japanese equities posted a robust performance as the year came to a close, largely due to increased exports on the back of strong Chinese manufacturing demand as well as the positive impact of COVID-19 vaccine news. This performance slowed through the first quarter of 2021, with the region lagging other regions on a relative basis.

U.K. equities rose 32.6% in the twelve-month period ended April 30, 2021. The U.K. equity market lagged through 2020 as the impact of the COVID-19 pandemic was compounded by the ongoing Brexit related uncertainty. The impact of COVID-19 on the U.K. equity market was significant, with large moves in financial markets, as considerable uncertainty surrounding the magnitude and duration of the outbreak on economic activity became apparent. U.K. equities proved resilient through the summer of 2020, participating in the rebound in global equity markets spurred by a partial reopening of many economies. However, concerns did remain for the potential of a second wave of COVID-19 infections across the U.K. These concerns came to fruition in the third quarter, when there was a steep rise in confirmed cases of COVID-19 across the U.K. In October 2020, U.K. equities hit their lowest levels since March, but this was followed by the best month for U.K. equities in over 30 years, propelled by positive COVID-19 vaccine news and optimism over Joe Biden’s victory in the U.S. election. Relief that a Brexit deal had been reached spurred markets at the end of 2020. This strong performance continued into the new year as the U.K.’s ambitious COVID-19 vaccination program allowed for a swift reopening of many parts of the economy leading the region to outperform in 2021.
JPMorgan Commentary
The portion of the Fund sub-advised by JPMorgan outperformed the Russell 1000® Growth Index for the twelve-month period ended April 30, 2021. Relative performance was the strongest in 2020 as many of the secular trends that the strategy was positioned for, such as e-commerce, digital transformation and artificial intelligence, were accelerated following the global outbreak of COVID-19. Performance was more challenged in the second half of the period as investors rotated into more value-oriented companies post-positive vaccine data. Stock selection was the primary driver of outperformance led by the consumer discretionary and industrials sectors. Stock selection and an overweight allocation to the basic materials sector was the top detractor followed by stock selection within energy.
At the individual stock level, overweight positions in Tesla and Snap were the top contributors for the period. Shares of Tesla traded higher as investors embraced the company’s sustainability of demand at increasing production levels and profitable price points. The announced inclusion of the stock in the S&P 500® Index also lifted shares in the fourth quarter of 2020. While JPMorgan continues to have conviction in Tesla’s ability to execute on the opportunity in electric vehicles and autonomous software, the team has pared back the position to an underweight to manage risk given the magnitude of outperformance. Snap, a new add in the second quarter of 2020, was also a top contributor. Shares traded higher in the back half of the period following positive earnings prints that beat expectations. Snap is well positioned to benefit from improvements made on its Android application, in addition to increased demand from advertisers looking to place advertisements related to professional content. JPMorgan added to its position on higher conviction and the stock is a top overweight in the portfolio.
An overweight position in Seagen was the top detractor. Seagen underperformed largely due to disappointing fourth quarter earnings and 2021 guidance as the impact of the COVID-19 pandemic has weighed on the demand for oncology drugs. JPMorgan pared its position back given these headwinds. An underweight position in Alphabet also detracted. Shares outperformed as investors rewarded the durability of the franchise during the pandemic, in addition to better-than-expected quarterly results, driven by a recovery in advertising spending. JPMorgan’s relative underweight exposure narrowed during the first quarter of 2021 after JPMorgan added to its position following the encouraging results.
From a positioning perspective, the JPMorgan team continues to shift to newer ideas where it sees improving fundamentals, but the stocks are just beginning to be recognized by the market. Several of the top individual overweights are now companies that were initially purchased over the past year, with the top ten overweights now reflecting an entirely different opportunity set compared to eighteen months ago. As a result, the portfolio has an increasingly balanced posture. These shifts have translated to greater exposure being found in sectors with cyclical tailwinds. Industrials and financials sectors are now the largest overweights. The team continues to manage risk by reducing exposure to stocks which have outperformed substantially over the course of many years where fundamentals seem to be well-understood. The technology sector in general, and the software space more specifically, has been a common source of funds though the reduction that has taken place extends beyond the technology sector. The health care sector also remains a top underweight.
Loomis Sayles Commentary
The twelve-month period ended April 30, 2021 captured nearly the entire market recovery from the pandemic induced market lows of late March 2020. While all domestic equity market segments participated in the rally, small caps in general and small cap value stocks in particular, led the market higher. During the period there were several distinct market environments, each of which affected the Loomis Sayles sub-advised portion of the Fund’s relative return in different ways. The initial market rally featured a rebound of the smallest market cap stocks, non-earning companies, and generally lower-quality stocks which recovered sharply off previously depressed levels. By mid-September, the low-quality rally transitioned to a more balanced recovery, which lasted into early November. From this point forward, and coincident with positive news on vaccine development and the election, deep value stocks, lower quality and higher risk equities resumed leadership into year-end representing the second low quality rally within the year, which is highly unusual. During this period, a large amount of cash was deployed into small cap ETF index funds, as investors wanted to gain quick exposure to more cyclically sensitive segments of the market. Equities continued to advance during the first four months of 2021, as steady progress on the COVID-19 vaccine front, anticipation of new fiscal stimulus measures, and expectations of a recovery in corporate earnings were the key drivers. These factors, however, were offset by a modest compression in valuations driven by an uptick in interest rates, primarily in growth sectors of the market. The broad-based Russell 2000® Index returned 74.9% during the period, materially higher than the Russell 1000® Index return of 49.5%. Small cap value was a market leading segment with a return of 79.0% for the Russell 2000® Value Index. With the market rotation toward value and away from growth stocks over the past three months, value outperformed growth for the period (Russell 2000® Value Index return was 79.0% versus the Russell 2000® Growth Index return of 69.2%).
Portfolio Review / Period End Positioning: The portion of the Fund sub-advised by Loomis Sayles underperformed the Russell 2000® Index during the fiscal year due primarily to stock selection, which is indicative of a portfolio that was out of sync with the largest drivers of market performance for much of the period. Relative performance demonstrated a remarkable comeback since the market rotation early in 2021 but could not offset the performance lag created by the previous low-quality stock rallies. Sector allocation lagged as well, but mainly due to residual cash levels used for transactional purposes. The portfolio benefitted from an underweight position in the health care sector and an overweight to industrials but was negatively affected by an overweight to utilities. Solid stock selection in the financials and utilities sectors was more than offset by the negative contributions from selection in the industrials, consumer discretionary, information technology and materials sectors. Lastly, a higher quality bias, in addition to being positioned above the benchmark in terms of market capitalization, both had a negative performance impact during this “risk on” market environment.
Top contributors to performance from individual securities were: Darling Ingredients, Triumph Bancorp and Herc Holdings. Darling Ingredients is a rendering company that collects and recycles various waste and animal by-products and manufacturers specialty feed, food and fuel ingredients. Through a joint venture with refiner Valero Energy, Darling is becoming a more meaningful producer of renewable fuels through new growth initiatives and regulatory support. Over the last year, demand for the company's outputs have increased and the market has awarded the company a higher valuation, mainly because of the expected growth in the renewable diesel market as a replacement for traditional diesel. Triumph Bancorp is a financial holding company with business lines in traditional banking as well as a rapidly growing specialization in services to the transportation industry, including asset-backed lending and payment technology. Over the past year, the company demonstrated further progress in its transformation from a community bank into more technology driven payments and asset-backed lending, which is typically afforded higher valuations by the market. Herc Holdings is one of the leading equipment rental suppliers in North America, specializing in industrial products, such as aerial platforms, earthmoving equipment, and tele-handlers. Herc Holdings was spun-off from Hertz Holdings in 2016 and the company has significantly improved its fleet of equipment for rent and has made progress toward significant free cash flow generation. While the COVID-19 pandemic proved to be a setback in terms of rental demand in 2020, Herc Holdings was able to maintain strong profitability through improved profit margins and the resilience of the business model was rewarded a higher valuation. Entering 2021, the stock was further strengthened by signs of a rebounding economy, as well as Herc Holdings’ role as a potential beneficiary of infrastructure related investment activity.
The largest detractors from performance were Varex Imaging Corporation, Viad Corp. and ProAssurance Corporation. Varex Imaging is a manufacturer of x-ray imaging components for medical, industrial and security market applications. The stock was eliminated in mid-2020, following a series of modest shortfalls versus fundamental expectations and eventually the COVID-19 impact, which resulted in the company breaching its financial debt covenants, requiring an expensive balance sheet refinancing. Viad Corp. has two business lines, and both were significantly impacted by the COVID-19 pandemic. The most dramatic near-term impact was on the company’s Global Event Services, which implements corporate gatherings, conferences, trade shows and exhibitions (typically large gatherings in enclosed spaces requiring business travel). The shares continued to decline into the second quarter of 2020, as we eliminated the holding due to a break in our investment thesis. ProAssurance Corporation, a provider of professional medical liability and worker’s compensation insurance, significantly underperformed during the holding period. The stock sharply declined in the second quarter of 2020, as there were unprecedented COVID-related disruptions on both the medical liability and the workers compensation business lines - for both premiums (revenues) and uncertainty of future claims (expenses). Additionally, the company announced a very large expected loss from a single client due to policy non-renewal at the end of June; the position was eliminated in December.
Over the course of the period, Loomis Sayles made a number of adjustments in the strategy to add new stocks and increase existing positions with attractive investment potential. Loomis Sayles also eliminated or reduced certain positions where valuation exceeded its target levels or fundamental trends no longer supported its investment thesis. New positions included: Concentrix Corporation, which provides technology solutions for customer call centers, InMode Ltd, which develops medical devices for less invasive elective medical procedures, and Genco Shipping & Trading Ltd, which provides dry-bulk carrier ships used to transport a variety of goods. Positions eliminated included: Quidel Corporation, which had benefitted from providing point of care diagnostic testing for COVID-19 and other medical conditions, NRG Energy, an independent power producer with a large exposure to the state of Texas, and Genpact Limited, which is a business processing outsourcing firm.

While Loomis Sayles does not make major adjustments to the portfolio based on near-term macroeconomic expectations, they are a part of the mosaic of inputs and Loomis Sayles does adjust position sizes to reflect its fundamental level of conviction and the risk/reward outlook. Sector weight changes during the period ended April 30, 2021 were modest and reflected both Loomis Sayles’ repositioning as well as market impacts. As a result of individual stock selection, Loomis Sayles’ weights in the utilities and real estate sectors were reduced and its weights to the industrials and consumer discretionary sectors increased.
As always, Loomis Sayles’ investment strategy has remained focused on small cap companies where the stock price and valuation do not reflect its assessment of the underlying value of the corporate enterprise. The portfolio consists largely of misunderstood franchises, overlooked stocks, or companies in the midst of a “special situation” that has created an investment opportunity. Loomis Sayles seeks trustworthy and capable management teams with interests aligned with shareholders, and fundamentally sound business models with sustainable and understandable advantages leading to growth in value over time. Fundamental to Loomis Sayles’ process is the identification of distinct, company specific catalysts on the horizon to sustain, enhance or highlight the fundamental outlook. With a margin of safety and a proper time horizon, Loomis Sayles’ goal is to achieve an attractive total return for its investors, while managing to an appropriate level of risk.
Putnam Commentary
It was an unprecedented period as the COVID-19 pandemic began its global spread just over a year ago. Financial markets encountered unprecedented bouts of volatility. Manufacturing and services activities ceased across the globe as businesses were closed and stay-at-home orders went into effect. However, just as surprising to many investors was the rebound in stocks that followed. In April 2020, major stock indexes posted their best monthly percentage gains since 1987. The U.S. Federal Reserve held interest rates steady and vowed to act appropriately to support the economy. It introduced several programs to support liquidity and stability in funding markets. In September 2020, market volatility picked up as COVID-19 cases began to surge globally. Also, weighing on investor sentiment was uncertainty surrounding the U.S. presidential election. While overall stock performance weakened, value stocks began to outperform growth stocks. A key development that sparked the value rally was the announcement in November 2020 of impressive efficacy results in COVID-19 vaccine trials. At the same time, valuation spreads in the market - the difference between the cheapest and most expensive stocks - had reached historic wide levels. This set the market up for the rotation into value stocks that has continued into 2021.
In this environment, the portion of the Fund sub-advised by Putnam posted strong absolute performance. Stock selection was the largest contributor to performance results. Putnam’s modest 3% cash balance hurt most as U.S. equities reached all-time highs during the period.
Selections within materials, financials, consumer discretionary and information technology were most additive. Positions within healthcare, communication services and energy detracted most from relative performance.
Top contributors to performance included overweights to Freeport-McMoRan (materials), United Rentals (industrials), Albemarle (materials), General Motors (consumer discretionary), Southwest Airlines (consumer discretionary), Fortune Brands (industrials) and Bank of America (financials).

Top detractors included positions in Northrop Grumman (industrials), Amgen (health care), Merck (health care), AstraZeneca (health care), Regeneron Pharmaceuticals (health care) and American Tower (real estate).
Strategy & Outlook: The portfolio is a broadly diversified, large-cap equity strategy that seeks companies with underappreciated fundamentals and the income potential from growing dividends to pursue returns for investors. Putnam’s bottom-up, relative value approach to investing has not changed. Leveraging both fundamental and quantitative tools allows Putnam to differentiate between cheap and undervalued. To do this, Putnam assesses the equity universe daily - across both growth and value styles. It combines a six-factor quantitative model with classic fundamental research. Defining relative value in this way keeps Putnam on top of the changing market and brings it to places beyond traditional value.
Looking ahead, Putnam believes it is still in the early stages of the rally for a number of reasons. First, despite their outperformance since last September, value stocks continue to trade at a 40% discount to growth. This is a significantly wider gap than Putnam has seen historically. Also, once these style rotations occur, the cycles tend to last for several years. Value has underperformed growth for about a decade, so Putnam believes value stocks should continue to do well over the course of 2021.
Also, worth noting are the very strong consumer balance sheets. That is, households across a range of income levels have built up significant savings. Throughout 2020, there were very few ways for consumers to spend money. Today, savings represent approximately 65% of U.S. gross domestic product, which is higher than the pre-pandemic level and significantly higher than it was following the global financial crisis. As vaccine distribution accelerates along with the pent-up demand for "normal" activities, consumer spending should accelerate as well.
For businesses, inventory levels are at historic lows across many industries, and companies that had been reluctant to pursue capital expenditure plans are now moving forward with them. Over the next twelve months, there should be flow of assets into the economy due to a burst of spending from both businesses and consumers. This broadening macroeconomic growth is the most important ingredient to a sustained value rally.
As stocks sold off sharply at the start of the pandemic, as they rallied throughout 2020, and in today's much different environment, Putnam’s relative value approach has not changed. Over the past year, Putnam took advantage of significant dislocations in the market. In the challenging markets of 2020, Putnam focused on companies that it believed were being unfairly punished. As a result, it was able to add many fundamentally strong companies to the portfolio at attractive prices. In addition, Putnam has been carefully monitoring holdings that have outperformed significantly, in areas like the technology sector. It is proceeding with caution toward any stocks with price-to-earnings multiples that it believes are too high and selling or trimming those that it believes have become too expensive. Putnam’s goal, as always, is to prepare its sub-advised portion of the Fund for a range of scenarios with a balanced structure for the portfolio. It plans to maintain a mix of cyclical and defensive holdings, investing in its best ideas with a focus on the fundamentals of the businesses.
By sector Putnam remains +/-5% of the benchmark, seeking to drive performance results through stock selection. Currently, the largest overweight relative to the benchmark is to the materials sector

(Freeport-McMoRan, CRH PLC, Corteva, Dow). Putnam’s largest absolute exposure is to financials (this is in-line with the benchmark) which favors the large diversified banks (Citigroup, Bank of America). Communications services followed by industrials and real estate sectors are most underweight at this time.
The views and opinions in this report were current as of April 30, 2021 and are subject to change at any time. They are not guarantees of performance or investment results and should not be taken as investment advice. Fund holdings are subject to change at any time. Fund returns are net of fees unless otherwise noted.

Growth of $10,000 (unaudited)
This graph compares the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records) with the performance of the Fund’s benchmark index. Results include the reinvestment of all dividends and capital gains distributions. Past performance is no guarantee of future results. The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance does not include any fees or expenses of individual retirement accounts ("IRA(s)") or your financial professional brokerage commissions, if applicable. If such fees and expenses were included, returns would be lower.
*For the period from June 25, 2018 (inception) through April 30, 2019.
Note: Performance for the Investor Class shares may vary due to their differing fee structure. See returns table below.
Average Annual Total Returns for the Periods Ended April 30, 2021 (unaudited)
	One Year	Since Inception(a)(b)
Institutional Class	53.21%	16.32%
Investor Class	N/A	27.11%
(a) Institutional Class inception date was June 25, 2018.
(b) Investor Class inception date was September 3, 2020.

Results include the reinvestment of all dividends and capital gains distributions. Past performance is no guarantee of future results. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance does not include any fees or expenses of IRAs or your financial professional brokerage commissions, if applicable. If such fees or expenses were included, returns would be lower.
Summary of Investments by Sector as of April 30, 2021 (unaudited)
Sector	Percentage of Fund Investments
Financial	18.63%
Consumer, Non-cyclical	18.50
Industrial	13.26
Technology	12.74
Consumer, Cyclical	11.40
Communications	11.36
Exchange Traded Funds	4.21
Basic Materials	3.19
Energy	2.93
Utilities	2.05
Short Term Investments	1.73
Total	100.00%
Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 31, 2020 to April 30, 2021).
Actual Expenses
The first row of the table below provides information about actual account values and actual expenses. You may use the information in this row, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second row of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second row of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(10/31/20)	(04/30/21)	(10/31/20–04/30/21)
Institutional Class
Actual	$1,000.00	$1,326.00	$3.19
Hypothetical (5% return before expenses)	$1,000.00	$1,022.20	$2.77
Investor Class
Actual	$1,000.00	$1,324.00	$5.21
Hypothetical (5% return before expenses)	$1,000.00	$1,020.40	$4.53
* Expenses are equal to the Fund's annualized expense ratio of 0.55% for the Institutional Class shares and 0.90% for the Investor Class shares, multiplied by the average account value over the period, multiplied by 182/365 days to reflect the one-half year period. The Fund’s annualized expense ratio includes expenses borne directly by the class plus the Fund’s pro-rata share of the weighted average expense ratio of the underlying funds in which it invests (0.00%).
Performance does not include any fees or expenses of IRAs or your financial professional brokerage commissions, if applicable. If such fees or expenses were included, returns would be lower.

GREAT-WEST FUNDS, INC.
GREAT-WEST CORE STRATEGIES: U.S. EQUITY FUND
Schedule of Investments
As of April 30, 2021
Shares		Fair Value
COMMON STOCK
Basic Materials — 2.13%
276	Ashland Global Holdings Inc	$ 23,794
464	Cabot Corp	25,464
959	Dow Inc	59,938
191	DuPont de Nemours Inc	14,728
5,027	Freeport-McMoRan Inc	189,568
141	Ingevity Corp(a)	11,009
177	Sherwin-Williams Co	48,475
1,342	Valvoline Inc	42,139
169	W R Grace & Co	11,615
		426,730
Communications — 7.40%
9	Airbnb Inc Class A(a)(b)	1,554
102	Alphabet Inc Class C(a)	245,832
42	Amazon.com Inc(a)	145,632
30	Booking Holdings Inc(a)	73,982
103	Charter Communications Inc Class A(a)	69,365
848	Cisco Systems Inc	43,172
1,091	Comcast Corp Class A	61,260
951	Discovery Inc Class A(a)(b)	35,815
48	Etsy Inc(a)	9,542
533	Facebook Inc Class A(a)	173,268
1,530	Gray Television Inc	31,090
1,660	Houghton Mifflin Harcourt Co(a)	15,073
139	Liberty Broadband Corp Class C(a)	22,618
1,356	Liberty Latin America Ltd Class C(a)	18,916
319	Match Group Inc(a)	49,646
19	MercadoLibre Inc(a)	29,849
59	Netflix Inc(a)	30,295
297	Pinterest Inc Class A(a)	19,712
19	Roku Inc(a)	6,516
1	Shopify Inc Class A(a)	1,182
1,732	Snap Inc Class A(a)	107,072
54	Spotify Technology SA(a)	13,614
274	T-Mobile US Inc(a)	36,204
16	Trade Desk Inc Class A(a)	11,669
359	Twitter Inc(a)	19,824
778	Uber Technologies Inc(a)	42,611
995	United States Cellular Corp(a)	33,959
1,988	Viavi Solutions Inc(a)	32,524
114	Wayfair Inc Class A(a)(b)	33,695
503	Zillow Group Inc Class C(a)	65,450
		1,480,941
Consumer, Cyclical — 7.61%
853	Aramark	33,156
19	AutoZone Inc(a)	27,818
1,163	BJ's Wholesale Club Holdings Inc(a)	51,951
435	Brunswick Corp	46,602
158	Carvana Co(a)	45,071
44	Chipotle Mexican Grill Inc(a)	65,649
175	Churchill Downs Inc	37,013
Shares		Fair Value
Consumer, Cyclical — (continued)
816	Cooper Tire & Rubber Co	$ 46,504
805	Core-Mark Holding Co Inc	34,261
101	Cracker Barrel Old Country Store Inc	16,915
1,909	Dana Inc	48,298
93	Fox Factory Holding Corp(a)	14,250
1,567	General Motors Co(a)	89,664
359	Hilton Worldwide Holdings Inc(a)	46,203
135	Home Depot Inc	43,695
538	IAA Inc(a)	33,792
1,163	KAR Auction Services Inc(a)	17,433
599	KB Home	28,890
234	LCI Industries	34,281
924	Liberty Media Corp-Liberty Braves(a)	25,586
286	Lowe's Cos Inc	56,128
288	Marriott Vacations Worldwide Corp(a)	51,157
1,086	Methode Electronics Inc	48,794
683	Miller Industries Inc	29,383
887	PulteGroup Inc	52,439
1,823	Qurate Retail Inc Series A	21,694
708	Skyline Champion Corp(a)	31,456
1,403	Southwest Airlines Co(a)	88,080
1,051	Tapestry Inc(a)	50,290
291	Target Corp	60,313
146	Tesla Inc(a)	103,578
978	Urban Outfitters Inc(a)	35,110
770	Walmart Inc	107,731
		1,523,185
Consumer, Non-Cyclical — 12.22%
1,107	Aaron's Co Inc	34,195
541	AbbVie Inc	60,321
41	ABIOMED Inc(a)	13,150
104	Align Technology Inc(a)	61,935
16	Alnylam Pharmaceuticals Inc(a)	2,250
1,701	Alta Equipment Group Inc(a)	21,858
217	Amgen Inc	52,002
139	AMN Healthcare Services Inc(a)	11,023
789	AstraZeneca PLC Sponsored ADR	41,872
411	Baxter International Inc	35,219
127	Biogen Inc(a)	33,951
215	BioMarin Pharmaceutical Inc(a)	16,753
30	Boston Beer Co Inc Class A(a)	36,495
282	Catalent Inc(a)	31,717
296	Cigna Corp	73,707
212	CONMED Corp	29,881
1,187	Corteva Inc	57,878
146	Danaher Corp	37,075
551	Darling Ingredients Inc(a)	38,267
83	Dexcom Inc(a)	32,046
259	Eli Lilly & Co	47,337
184	Emergent BioSolutions Inc(a)	11,220
211	Estee Lauder Cos Inc Class A	66,212
241	Euronet Worldwide Inc(a)	34,567
186	Exact Sciences Corp(a)	24,519

See Notes to Financial Statements.

Annual Report - April 30, 2021

GREAT-WEST FUNDS, INC.
GREAT-WEST CORE STRATEGIES: U.S. EQUITY FUND
Schedule of Investments
As of April 30, 2021
Shares		Fair Value
Consumer, Non-Cyclical — (continued)
346	HCA Healthcare Inc	$ 69,567
138	Helen of Troy Ltd(a)	29,147
624	Herc Holdings Inc(a)	65,894
633	Inmode Ltd(a)	54,647
395	Insperity Inc	34,578
52	Intuitive Surgical Inc(a)	44,980
138	J & J Snack Foods Corp	22,716
458	John Wiley & Sons Inc Class A	26,079
495	Johnson & Johnson	80,551
835	Keurig Dr Pepper Inc	29,935
773	Korn Ferry	52,479
1,114	Lantheus Holdings Inc(a)	26,402
67	MarketAxess Holdings Inc	32,727
362	McKesson Corp	67,897
639	Merck & Co Inc	47,605
95	Moderna Inc(a)	16,988
753	Monster Beverage Corp(a)	73,079
1,779	Nomad Foods Ltd(a)	51,876
568	PayPal Holdings Inc(a)	148,981
303	PepsiCo Inc	43,680
504	Pfizer Inc	19,480
2,120	Primo Water Corp	35,489
431	Procter & Gamble Co	57,504
1,077	Quanex Building Products Corp	29,391
171	Regeneron Pharmaceuticals Inc(a)	82,302
309	Seagen Inc(a)	44,422
198	Square Inc Class A(a)	48,474
1,043	Supernus Pharmaceuticals Inc(a)	31,759
21	Thermo Fisher Scientific Inc	9,875
192	United Rentals Inc(a)	61,430
196	United Therapeutics Corp(a)	39,506
59	Viatris Inc(a)	785
152	WEX Inc(a)	31,192
2,172	Whole Earth Brands Inc(a)	29,322
		2,446,189
Energy — 1.95%
5,336	BP PLC	22,334
2,666	ChampionX Corp(a)	56,013
1,133	ConocoPhillips	57,941
461	DMC Global Inc(a)	24,894
59	Enphase Energy Inc(a)	8,216
1,263	Enterprise Products Partners LP	29,062
184	EOG Resources Inc	13,550
741	Exxon Mobil Corp	42,415
515	Halliburton Co	10,073
608	NextEra Energy Partners LP	45,326
535	Total SE	23,646
783	Valero Energy Corp	57,911
		391,381
Financial — 12.44%
523	Agree Realty Corp REIT	36,798
777	American International Group Inc	37,646
Shares		Fair Value
Financial — (continued)
156	American Tower Corp REIT	$ 39,744
909	Americold Realty Trust REIT	36,715
969	Ameris Bancorp	52,413
617	Apollo Global Management Inc	34,163
1,107	Assured Guaranty Ltd	56,291
1,135	Atlantic Union Bankshares Corp	43,890
1,335	AXA SA	37,707
1,139	BancorpSouth Bank	33,703
3,765	Bank of America Corp	152,596
886	Blackstone Group Inc Class A	78,402
404	Boston Properties Inc REIT	44,177
976	Bryn Mawr Bank Corp	44,857
887	Cannae Holdings Inc(a)	35,214
251	Capital One Financial Corp	37,419
1,301	Charles Schwab Corp	91,590
1,802	Citigroup Inc	128,375
8	Coinbase Global Inc Class A(a)(b)	2,381
799	CubeSmart REIT	33,830
1,428	CVB Financial Corp	30,288
868	Employers Holdings Inc	35,137
310	Federal Agricultural Mortgage Corp Class C	31,887
688	First American Financial Corp	44,376
1,177	Gaming & Leisure Properties Inc REIT	54,719
192	Goldman Sachs Group Inc	66,902
1,798	Home BancShares Inc	50,038
924	International Money Express Inc(a)	14,581
926	JPMorgan Chase & Co	142,428
1,053	KeyCorp	22,913
137	Mastercard Inc Class A	52,342
453	McGrath RentCorp	37,137
1,129	Meta Financial Group Inc	55,615
956	Morgan Stanley	78,918
1,550	OceanFirst Financial Corp	35,433
581	Pinnacle Financial Partners Inc	50,919
345	PNC Financial Services Group Inc	64,498
810	Popular Inc	59,908
718	PROG Holdings Inc	36,575
509	Prosperity Bancshares Inc	37,340
1,649	Radian Group Inc	40,631
713	Rexford Industrial Realty Inc REIT	39,607
416	South State Corp	35,077
1,030	STAG Industrial Inc REIT	37,605
375	State Street Corp	31,481
795	Stifel Financial Corp	55,006
107	SVB Financial Group(a)	61,186
849	Triumph Bancorp Inc(a)	75,247
714	Wintrust Financial Corp	55,049
		2,490,754
Industrial — 8.85%
275	Advanced Energy Industries Inc	30,335
709	AECOM (a)	47,099

See Notes to Financial Statements.

Annual Report - April 30, 2021

GREAT-WEST FUNDS, INC.
GREAT-WEST CORE STRATEGIES: U.S. EQUITY FUND
Schedule of Investments
As of April 30, 2021
Shares		Fair Value
Industrial — (continued)
315	Alamo Group Inc	$ 49,534
362	Albany International Corp Class A	32,305
825	Altra Industrial Motion Corp	48,683
330	American Woodmark Corp(a)	32,822
613	Amphenol Corp Class A	41,279
878	Arcosa Inc	52,935
182	Armstrong World Industries Inc	18,864
326	Atkore Inc(a)	25,519
244	AZZ Inc	12,844
476	BWX Technologies Inc	31,854
366	Clean Harbors Inc(a)	32,559
953	Columbus McKinnon Corp	47,183
1,069	CRH PLC	50,440
353	Deere & Co	130,910
318	Eaton Corp PLC	45,452
209	FedEx Corp	60,675
323	Fortune Brands Home & Security Inc	33,909
704	frontdoor Inc(a)	37,685
2,921	Genco Shipping & Trading Ltd	44,808
741	General Electric Co	9,722
148	Honeywell International Inc	33,010
172	John Bean Technologies Corp	25,005
925	Johnson Controls International PLC	57,665
307	Kadant Inc	54,655
835	Kimball Electronics Inc(a)	19,213
90	Littelfuse Inc	23,872
1,240	MDU Resources Group Inc	41,490
256	Norfolk Southern Corp	71,486
206	Northrop Grumman Corp	73,015
1,353	Pure Cycle Corp(a)	20,660
648	Raven Industries Inc	26,322
521	Raytheon Technologies Corp	43,368
251	Rockwell Automation Inc	66,329
210	SYNNEX Corp	25,452
757	TriMas Corp(a)	24,103
2,376	TTM Technologies Inc(a)	35,640
520	UFP Industries Inc	43,701
275	Union Pacific Corp	61,075
1,800	Vertiv Holdings Co	40,860
2,180	Vontier Corp(a)	68,321
		1,772,658
Technology — 8.50%
663	ACI Worldwide Inc(a)	25,048
479	Activision Blizzard Inc	43,680
515	Advanced Micro Devices Inc(a)	42,034
2,549	Allscripts Healthcare Solutions Inc(a)	39,663
1,905	Apple Inc	250,431
90	ASML Holding NV	58,329
539	Cognizant Technology Solutions Corp Class A	43,336
373	Concentrix Corp(a)	57,957
171	Cree Inc(a)	17,001
620	CSG Systems International Inc	28,514
Shares		Fair Value
Technology — (continued)
1,597	Donnelley Financial Solutions Inc(a)	$ 48,804
477	Fidelity National Information Services Inc	72,933
20	HubSpot Inc(a)	10,529
77	Lam Research Corp	47,775
1,303	Microsoft Corp	328,591
14	MongoDB Inc(a)	4,165
38	MSCI Inc	18,459
53	NVIDIA Corp	31,820
156	NXP Semiconductors NV	30,032
1,197	Perspecta Inc	35,036
753	QUALCOMM Inc	104,516
1,089	Rambus Inc(a)	20,669
441	Science Applications International Corp	39,434
614	SS&C Technologies Holdings Inc	45,571
157	Synopsys Inc(a)	38,789
512	Texas Instruments Inc	92,421
1,468	Tower Semiconductor Ltd(a)	41,544
19	Twilio Inc Class A(a)	6,988
1,423	Unisys Corp(a)	34,152
351	Verint Systems Inc(a)	17,048
109	Workday Inc Class A(a)	26,923
		1,702,192
Utilities — 1.37%
549	ALLETE Inc	38,628
344	Ameren Corp	29,185
577	American Electric Power Co Inc	51,186
1,360	Exelon Corp	61,118
484	NorthWestern Corp	32,926
1,693	NRG Energy Inc	60,643
		273,686
TOTAL COMMON STOCK — 62.47% (Cost $9,391,348)		$12,507,716
CONVERTIBLE PREFERRED STOCK
Communications — 0.19%
32	2020 Cash Mandatory Exchangeable Trust 5.25%(c)	37,578
Consumer, Non-Cyclical — 0.13%
19	Danaher Corp 5.00%(b)	26,931
TOTAL CONVERTIBLE PREFERRED STOCK — 0.32% (Cost $53,464)		$ 64,509
EXCHANGE TRADED FUNDS
1,039	iShares Core S&P 500® ETF	435,217

See Notes to Financial Statements.

Annual Report - April 30, 2021

GREAT-WEST FUNDS, INC.
GREAT-WEST CORE STRATEGIES: U.S. EQUITY FUND
Schedule of Investments
As of April 30, 2021
Shares		Fair Value
Exchange Traded Funds — (continued)
1,400	Vanguard Russell 2000 ETF(b)	$ 127,176

TOTAL EXCHANGE TRADED FUNDS — 2.81% (Cost $543,008)		$ 562,393
WARRANTS
Energy — 0.00%(d)
11	Occidental Petroleum Corp(a)	37
TOTAL WARRANTS — 0.00%(d) (Cost $0)		$ 37
Principal Amount
SHORT TERM INVESTMENTS
Repurchase Agreements — 1.16%
$231,630	Undivided interest of 53.17% in a repurchase agreement (principal amount/value $435,631 with a maturity value of $435,631) with Morgan Stanley & Co LLC, 0.01%, dated 4/30/21 to be repurchased at $231,630 on 5/3/21 collateralized by various U.S. Government Agency securities, 2.00% - 4.00%, 4/1/36 - 5/1/51, with a value of $444,344.(e)	231,630
TOTAL SHORT TERM INVESTMENTS — 1.16% (Cost $231,630)		$ 231,630
TOTAL INVESTMENTS — 66.76% (Cost $10,219,450)		$13,366,285
OTHER ASSETS & LIABILITIES, NET — 33.24%		$ 6,656,431
TOTAL NET ASSETS — 100.00%		$20,022,716
(a)	Non-income producing security.
(b)	All or a portion of the security is on loan at April 30, 2021.
(c)	Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended.
(d)	Represents less than 0.005% of net assets.
(e)	Collateral received for securities on loan.
ADR	American Depositary Receipt
ETF	Exchange Traded Fund
LP	Limited Partnership
REIT	Real Estate Investment Trust
See Notes to Financial Statements.

Annual Report - April 30, 2021

GREAT-WEST FUNDS, INC.
GREAT-WEST CORE STRATEGIES: U.S. EQUITY FUND
Schedule of Investments
As of April 30, 2021
At April 30, 2021, the Fund held the following outstanding exchange traded futures contracts:
Description	Number of Contracts		Notional Amount	Expiration Date	Fair Value and Net Unrealized Appreciation
Long
S&P 500® Emini Futures	31	USD	6,470,320	June 2021	$342,262
				Net Appreciation	$342,262
At April 30, 2021, the Fund held the following over-the-counter (OTC) forward foreign currency contracts:
Counterparty	Currency Purchased	Quantity of Currency Purchased	Currency Sold	Quantity of Currency Sold	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
BB	EUR	6,000	USD	7,142	June 16, 2021	$79
BB	USD	24,202	GBP	17,300	June 16, 2021	299
CIT	USD	10,874	EUR	9,100	June 16, 2021	(78)
CIT	USD	14,829	GBP	10,600	June 16, 2021	184
GS	USD	9,087	GBP	6,500	June 16, 2021	107
HSB	USD	41,901	EUR	35,200	June 16, 2021	(464)
HSB	USD	6,989	GBP	5,000	June 16, 2021	81
JPM	USD	14,165	EUR	11,900	June 16, 2021	(158)
JPM	USD	4,475	GBP	3,200	June 16, 2021	54
MS	USD	9,418	EUR	7,800	June 16, 2021	31
RBS	USD	6,717	GBP	4,800	June 16, 2021	85
SSB	USD	24,521	EUR	20,600	June 16, 2021	(272)
UBS	USD	11,542	EUR	9,700	June 16, 2021	(132)
WES	GBP	9,400	USD	13,155	June 16, 2021	(168)
					Net Depreciation	$(352)
Counterparty Abbreviations:
BB	Barclays Bank PLC
CIT	Citigroup Global Markets
GS	Goldman Sachs
HSB	HSBC Bank USA
JPM	JP Morgan Chase & Co
MS	Morgan Stanley & Co LLC
RBS	Royal Bank of Scotland
SSB	State Street Bank
UBS	UBS AG
WES	Westpac Banking
Currency Abbreviations
EUR	Euro Dollar
GBP	British Pound
USD	U.S. Dollar
See Notes to Financial Statements.

Annual Report - April 30, 2021

GREAT-WEST FUNDS, INC.
Statement of Assets and Liabilities
As of April 30, 2021
Great-West Core Strategies: U.S. Equity Fund
ASSETS:
Investments in securities, fair value (including $223,425 of securities on loan)(a)	$13,134,655
Repurchase agreements, fair value(b)	231,630
Cash	6,404,315
Cash pledged on futures contracts	491,905
Dividends receivable	7,483
Subscriptions receivable	94,765
Receivable for investments sold	35,776
Unrealized appreciation on forward foreign currency contracts	920
Total Assets	20,401,449
LIABILITIES:
Payable for director fees	6,046
Payable for investments purchased	36,143
Payable for other accrued fees	42,027
Payable for shareholder services fees	521
Payable to investment adviser	8,531
Payable upon return of securities loaned	231,630
Redemptions payable	7,613
Unrealized depreciation on forward foreign currency contracts	1,272
Variation margin on futures contracts	44,950
Total Liabilities	378,733
NET ASSETS	$20,022,716
NET ASSETS REPRESENTED BY:
Capital stock, $0.10 par value	$138,575
Paid-in capital in excess of par	14,525,735
Undistributed/accumulated earnings	5,358,406
NET ASSETS	$20,022,716
NET ASSETS BY CLASS
Investor Class	$1,781,214
Institutional Class	$18,241,502
CAPITAL STOCK:
Authorized
Investor Class	25,000,000
Institutional Class	25,000,000
Issued and Outstanding
Investor Class	143,378
Institutional Class	1,242,373
NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE:
Investor Class	$12.42
Institutional Class	$14.68
(a) Cost of investments	$9,987,820
(b) Cost of repurchase agreements	$231,630
See Notes to Financial Statements.

Annual Report - April 30, 2021

GREAT-WEST FUNDS, INC.
Statement of Operations
For the fiscal year ended April 30, 2021
Great-West Core Strategies: U.S. Equity Fund
INVESTMENT INCOME:
Income from securities lending	$1,919
Dividends	137,481
Foreign withholding tax	(684)
Total Income	138,716
EXPENSES:
Management fees	68,983
Shareholder services fees – Investor Class(a)	3,717
Shareholder services fees – Class L(b)	1,355
Audit and tax fees	37,222
Custodian fees	23,186
Director's fees	20,159
Distribution fees – Class L(b)	962
Legal fees	4,882
Pricing fees	879
Registration fees	45,951
Shareholder report fees	516
Transfer agent fees	7,789
Other fees	1,912
Total Expenses	217,513
Less amount waived by investment adviser	130,635
Net Expenses	86,878
NET INVESTMENT INCOME	51,838
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain on investments and foreign currency transactions	1,095,258
Net realized gain on futures contracts	1,842,906
Net realized loss on forward foreign currency contracts	(6,456)
Net Realized Gain	2,931,708
Net change in unrealized appreciation on investments and foreign currency translations	3,325,855
Net change in unrealized depreciation on futures contracts	(161,735)
Net change in unrealized depreciation on forward foreign currency contracts	(3,517)
Net Change in Unrealized Appreciation	3,160,603
Net Realized and Unrealized Gain	6,092,311
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$6,144,149
(a)	Investor Class inception date was September 3, 2020.
(b)	Class L ceased operations on October 2, 2020.
See Notes to Financial Statements.

Annual Report - April 30, 2021

GREAT-WEST FUNDS, INC.
Statement of Changes in Net Assets
For the fiscal years ended April 30, 2021 and April 30, 2020
Great-West Core Strategies: U.S. Equity Fund	2021	2020
OPERATIONS:
Net investment income	$51,838	$83,536
Net realized gain (loss)	2,931,708	(583,897)
Net change in unrealized appreciation (depreciation)	3,160,603	(214,836)
Net Increase (Decrease) in Net Assets Resulting from Operations	6,144,149	(715,197)
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income and net realized gains
Investor Class(a)	(28,417)	-
Class L(b)	-	(32,945)
Institutional Class	(287,743)	(185,599)
From Net Investment Income and Net Realized Gains	(316,160)	(218,544)
CAPITAL SHARE TRANSACTIONS:
Shares sold
Investor Class(a)	3,378,856	-
Class L(b)	602,117	1,832,458
Institutional Class	4,103,576	2,769,116
Shares issued in reinvestment of distributions
Investor Class(a)	28,417	-
Class L(b)	-	32,945
Institutional Class	287,743	185,599
Shares redeemed
Investor Class(a)	(2,090,207)	-
Class L(b)	(1,359,266)	(1,132,830)
Institutional Class	(1,265,918)	(540,974)
Net Increase in Net Assets Resulting from Capital Share Transactions	3,685,318	3,146,314
Total Increase in Net Assets	9,513,307	2,212,573
NET ASSETS:
Beginning of year	10,509,409	8,296,836
End of year	$20,022,716	$10,509,409
CAPITAL SHARE TRANSACTIONS - SHARES:
Shares sold
Investor Class(a)	326,916	-
Class L(b)	58,290	183,902
Institutional Class	313,440	271,615
Shares issued in reinvestment of distributions
Investor Class(a)	2,582	-
Class L(b)	-	3,137
Institutional Class	22,132	16,631
Shares redeemed
Investor Class(a)	(186,120)	-
Class L(b)	(127,866)	(140,941)
Institutional Class	(102,137)	(54,463)
Net Increase	307,237	279,881
(a)	Investor Class inception date was September 3, 2020.
(b)	Class L ceased operations on October 2, 2020.
See Notes to Financial Statements.

Annual Report - April 30, 2021

GREAT-WEST FUNDS, INC.
GREAT-WEST CORE STRATEGIES: U.S. EQUITY FUND
Financial Highlights
Selected data for a share of capital stock of the Fund throughout the periods indicated.
		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total Distributions	Net asset value, end of year	Total Return(b)
Investor Class
4/30/2021 (c)	$10.00	0.00 (d)	2.68	2.68	(0.09)	(0.17)	(0.26)	$12.42	27.11% (e)
Institutional Class
4/30/2021	$ 9.78	0.05	5.12	5.17	(0.10)	(0.17)	(0.27)	$14.68	53.21%
4/30/2020	$10.41	0.09	(0.52)	(0.43)	(0.04)	(0.16)	(0.20)	$ 9.78	(4.34%)
4/30/2019 (f)	$10.00	0.07	0.41	0.48	(0.07)	—	(0.07)	$10.41	4.89% (e)
	Net assets, end of year (000)	Ratio of expenses to average net assets (before reimbursement and/or waiver, if applicable)	Ratio of expenses to average net assets (after reimbursement and/or waiver, if applicable)	Ratio of net investment income to average net assets (after reimbursement and/or waiver, if applicable)	Portfolio turnover rate(g)
Investor Class
04/30/2021 (c)	$ 1,781	3.36% (h)	0.90% (h)	0.01% (h)	69% (e)
Institutional Class
04/30/2021	$18,242	1.26%	0.55%	0.42%	69%
04/30/2020	$ 9,871	1.49%	0.55%	0.87%	65%
04/30/2019 (f)	$ 8,066	2.20% (h)	0.55% (h)	0.89% (h)	34% (e)
(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return shown net of expenses reimbursed and/or waived, if applicable. Without the expense reimbursement and/or waiver, the return shown would have been lower.
(c)	Investor Class inception date was September 3, 2020.
(d)	Amount was less than $0.01 per share.
(e)	Not annualized for periods less than one full year.
(f)	Institutional Class inception date was June 25, 2018.
(g)	Portfolio turnover is calculated at the Fund level.
(h)	Annualized.
See Notes to Financial Statements.

Annual Report - April 30, 2021

GREAT-WEST FUNDS, INC.
GREAT-WEST CORE STRATEGIES: U.S. EQUITY FUND
Notes to Financial Statements

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Great-West Funds, Inc. (Great-West Funds), a Maryland corporation, was organized on December 7, 1981 and is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Great-West Funds presently consists of fifty-five funds. Interests in the Great-West Core Strategies: U.S. Equity Fund (the Fund) are included herein. The investment objective of the Fund is to seek long-term growth of capital. The Fund is diversified as defined in the 1940 Act. The Fund shares are available through certain broker-dealers, custodians or trustees of individual retirement accounts, or other financial intermediaries who have entered into agreements with the Fund’s distributor to make the shares available.
The Fund offers two share classes, referred to as Investor Class and Institutional Class shares. Class L shares were previously offered but ceased operations on October 2, 2020. Investor shares commenced operations on September 3, 2020. All shares of the Fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, expenses (other than those attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class of shares based on the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against operations of that class. Expenses incurred by Great-West Funds, which are not Fund specific, are allocated based on relative net assets or other appropriate allocation methods.
The outbreak of the novel strain of coronavirus, specifically identified as "COVID-19", has resulted in governments worldwide enacting emergency measures to combat the spread of the virus. These measures, which include the implementation of travel bans, self-imposed quarantine periods and social distancing, have caused material disruption to businesses globally resulting in an economic slowdown. Global equity markets have experienced significant volatility and weakness. Governments and central banks have reacted with significant monetary and fiscal interventions designed to stabilize economic conditions. The duration and impact of the COVID-19 outbreak is unknown at this time, as is the efficacy of the government and central bank interventions. It is not possible to reliably estimate the length and severity of these developments and the impact on the financial results and condition of the Fund in future periods.
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The Great-West Funds are also investment companies and accordingly follow the investment company accounting and reporting guidance of U.S. GAAP. The following is a summary of the significant accounting policies of the Fund.
Security Valuation
The Board of Directors of the Fund has adopted policies and procedures for the valuation of the Fund’s securities and assets, and has appointed the Fair Value Pricing Committee of the investment adviser, Great-West Capital Management, LLC, to complete valuation determinations under those policies and procedures.
The Fund generally values its securities, including Exchange Traded Funds, based on market prices determined at the close of regular trading on the New York Stock Exchange (NYSE) on each day the NYSE is open for trading. The net asset value (NAV) of each class of the Fund's shares is determined by dividing the net assets attributable to each class of shares of the Fund by the number of issued and outstanding shares of each class of the Fund on each valuation date.

Annual Report - April 30, 2021

For securities that are traded on only one exchange, the last sale price as of the close of business of that exchange will be used. If the closing price is not available, the current bid as of the close of business will be used. For securities traded on more than one exchange, or upon one or more exchanges and in the over-the-counter (OTC) market, the last sale price as of the close of business on the market which the security is traded most extensively will be used. If the closing price is not available, the current bid as of the close of business will be used. For securities that principally trade on the NASDAQ National Market System, the NASDAQ official closing price will be used.
For private equity securities that are not traded on an exchange, an appropriate source, which may include the use of an internally developed or approved valuation model, a different external pricing vendor, or sourcing a price from a broker will be used. Valuation of these securities will be reviewed regularly by the Fair Value Pricing Committee.
Short term securities purchased with less than 60 days remaining until maturity and all U.S. Treasury Bills are valued on the basis of amortized cost, which has been determined to approximate fair value. Short term securities purchased with more than 60 days remaining until maturity are valued using pricing services, or in the event a price is not available from a pricing service, may be priced using other methodologies approved by the Board of Directors, including model pricing or pricing on the basis of quotations from brokers or dealers, and will continue to be priced until final maturity.
Foreign equity securities are generally valued using an adjusted systematic fair value price from an independent pricing service. Foreign exchange rates are determined at a time that corresponds to the closing of the NYSE.
For derivatives that are traded on an exchange, the last sale price as of the close of business of the exchange will be used. For derivatives traded over-the-counter (OTC), independent pricing services will be utilized when possible. If a price cannot be located from the primary source, other appropriate sources, which may include the use of an internally developed valuation model, another external pricing vendor or sourcing a price from a broker, may be used.
Independent pricing services are approved by the Board of Directors and are utilized for all investment types when available. In some instances valuations from independent pricing services are not available or do not reflect events in the market between the time the market closed and the valuation time and therefore fair valuation procedures are implemented. The fair value for some securities may be obtained from pricing services or other pricing sources. The inputs used by the pricing services are reviewed quarterly or when the pricing vendor issues updates to its pricing methodologies. Broker quotes are analyzed through an internal review process, which includes a review of known market conditions and other relevant data. Developments that might trigger fair value pricing could be natural disasters, government actions or fluctuations in domestic and foreign markets.
The following table provides examples of the inputs that are commonly used for valuing particular classes of securities. These classifications are not exclusive, and any inputs may be used to value any other security class.
Class	Inputs
Common Stock	Exchange traded close price, bids, evaluated bids, open and close price of the local exchange, exchange rates, fair values based on significant market movement and various index data.
Convertible Preferred Stock	Benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, evaluated bids, offers and reference data including market research publications. Inputs also may include exchange prices.
Exchange Traded Funds	Exchange traded close price.
Warrants	Exchange traded close price, bids and evaluated bids.
Short Term Investments	Maturity date, credit quality and interest rates.
Futures Contracts	Exchange traded close price.
Forward Foreign Currency Contracts	Foreign currency spot and forward rates.
The Fund classifies its valuations into three levels based upon the observability of inputs to the valuation of the Fund’s investments. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. Classification is based on the lowest level of input significant to the fair value measurement. The three levels are defined as follows:
Level 1 – Unadjusted quoted prices for identical securities in active markets.

Annual Report - April 30, 2021

Level 2 – Inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. These may include quoted prices for similar assets in active markets.
Level 3 – Unobservable inputs to the extent observable inputs are not available and may include prices obtained from single broker quotes. Unobservable inputs reflect the Fund’s own assumptions and would be based on the best information available under the circumstances.
As of April 30, 2021, the inputs used to value the Fund’s investments are detailed in the following table. More information regarding the sector classifications, as applicable, are included in the Schedule of Investments.
	Level 1	Level 2	Level 3	Total
Assets
Investments, at fair value:
Common Stock	$ 12,373,588	$ 134,128	$ —	$ 12,507,716
Convertible Preferred Stock	37,578	26,931	—	64,509
Exchange Traded Funds	562,393	—	—	562,393
Warrants	37	—	—	37
Short Term Investments	—	231,630	—	231,630
Total investments, at fair value:	12,973,596	392,689	0	13,366,285
Other Financial Investments:
Forward Foreign Currency Contracts(a)	—	920	—	920
Futures Contracts(a)	342,262	—	—	342,262
Total Assets	$ 13,315,858	$ 393,609	$ 0	$ 13,709,467
Liabilities
Other Financial Investments:
Forward Foreign Currency Contracts(a)	—	(1,272)	—	(1,272)
Total Liabilities	$ 0	$ (1,272)	$ 0	$ (1,272)
(a)	Forward Foreign Currency Contracts and Futures Contracts are reported at the contract's unrealized appreciation (depreciation), which represents the change in the contract's value from trade date.
Repurchase Agreements
The Fund may engage in repurchase agreement transactions with institutions that the Fund’s investment adviser has determined are creditworthy. The Fund will purchase securities at a specified price with an agreement to sell the securities to the same counterparty at a specified time, price and interest rate. The Fund’s custodian and/or securities lending agent receives delivery of the underlying securities collateralizing a repurchase agreement. Collateral is at least equal to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.
Foreign Currency Translations and Transactions
The accounting records of the Fund are maintained in U.S. dollars. Investment securities, and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the current exchange rate. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate on the dates of the transactions.
The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss.
Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Fund and the U.S. dollar equivalent of the amounts actually received

Annual Report - April 30, 2021

or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates. These gains and losses are included in net realized gain or loss and change in net unrealized appreciation or depreciation on the Statement of Operations.
Security Transactions
Security transactions are accounted for on the date the security is purchased or sold (trade date). Realized gains and losses from investments sold are determined on a specific lot selection. Dividend income for the Fund is accrued as of the ex-dividend date and interest income, including amortization of discounts and premiums, is recorded daily.
Federal Income Taxes and Distributions to Shareholders
The Fund intends to comply with provisions under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. State tax returns may remain open for an additional fiscal year.
Distributions to shareholders from net investment income of the Fund, if any, are declared and paid twice annually. Capital gain distributions of the Fund, if any, are declared and paid at least annually. Distributions are reinvested in additional shares of the Fund at net asset value and are declared separately for each class. Distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.
The tax character of distributions paid during the years ended April 30, 2021 and 2020 were as follows:
	2021	2020
Ordinary income	$160,969	$47,335
Long-term capital gain	155,191	171,209
	$316,160	$218,544
Net investment income (loss) and net realized gain (loss) for federal income tax purposes may differ from those reported on the financial statements because of temporary and permanent book-tax basis differences. Book-tax differences may include but are not limited to the following: wash sales, distribution adjustments and adjustments for real estate investment trusts.
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation for federal income tax purposes. At April 30, 2021, the components of distributable earnings on a tax basis were as follows:
Undistributed net investment income	$639,947
Undistributed long-term capital gains	1,626,799
Capital loss carryforwards	—
Post-October losses	4,550
Net unrealized appreciation	3,087,110
Tax composition of capital	$5,358,406
The Fund has elected to defer to the next fiscal year the following Post-October losses:
Post-October Ordinary Losses	Post-October Capital Losses
$4,550	$—

Annual Report - April 30, 2021

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation for federal income tax purposes as of April 30, 2021 were as follows:
Federal tax cost of investments	$10,621,085
Gross unrealized appreciation on investments	3,320,644
Gross unrealized depreciation on investments	(233,534)
Net unrealized appreciation on investments	$3,087,110
2.  DERIVATIVE FINANCIAL INSTRUMENTS
The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates.
In pursuit of the Fund's investment objectives, the Fund may seek to use derivatives to increase or decrease its exposure to the following market risks:
Equity Risk - The risk that relates to the change in value of equity securities as they relate to increases or decreases in the general market.
Foreign Exchange Risk - The risk that adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause the Fund to lose money on investments denominated in foreign currencies.
The Fund is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Fund. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.
The Fund is subject to enforceable master netting agreements, or netting arrangements, with certain counterparties. These agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying offsetting mechanisms and collateral posting arrangements, if any, at pre-arranged exposure levels. Collateral or margin requirements, if any, are set by the broker or exchange clearing house for exchanged traded derivatives while collateral terms are contract specific for OTC traded derivatives.
Derivative counterparty credit risk is managed through an evaluation of the creditworthiness of all potential counterparties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements (if any), events of default, or early termination. OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement.
Futures Contracts
The Fund uses futures contracts to equitize cash. A futures contract is an agreement between two parties to buy or sell a specified underlying investment for a fixed price at a specified future date. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities that comprise the index, or that the clearinghouse will fail to perform its obligations.
Futures contracts are reported in a table following the Schedule of Investments. Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Receipts or payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuations in the fair value of the underlying security. This is recorded as variation margin on futures contracts on the Statement of Assets and Liabilities. When the Fund enters into a closing transaction, it will realize, for book

Annual Report - April 30, 2021

purposes, a gain or loss equal to the difference between the value of the futures contract at the time it was opened or purchased and its value at the time it was closed, and is reflected in net realized gain or loss on the Statement of Operations. The Fund held an average of 26 futures contracts for the reporting period.
Forward Foreign Currency Contracts
The Fund enters into OTC forward foreign currency contracts (forward contracts) primarily to capture potential returns from changes in currency exchange rates or to reduce the risk of undesired currency exposure. A forward contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate.
Forward contracts are reported in a table following the Schedule of Investments. The unrealized appreciation or depreciation is reported on the Statement of Assets and Liabilities and on the Statement of Operations within the net change in unrealized appreciation or depreciation. Upon the closing of such contract the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars is recorded as net realized gain or loss on the Statement of Operations. The Fund held an average of 171,624 foreign currency forward contracts in USD for the reporting period.
Derivative Financial Instruments Categorized by Risk Exposure
Valuation of derivative investments as of April 30, 2021 is as follows:
	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Equity contracts (futures contracts)	Net unrealized appreciation on futures contracts	$342,262 (a)
Foreign exchange contracts (forwards)	Unrealized appreciation on forward foreign currency contracts	$ 920	Unrealized depreciation on forward foreign currency contracts	$(1,272)
(a)Includes cumulative appreciation of futures contracts as reported in the Fund’s Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
The effect of derivative investments for the year ended April 30, 2021 is as follows:
	Realized Gain (Loss)		Change in Unrealized Appreciation (Depreciation)
Risk Exposure	Statement of Operations Location		Statement of Operations Location
Equity contracts (futures contracts)	Net realized gain on futures contracts	$1,842,906	Net change in unrealized depreciation on futures contracts	$(161,735)
Foreign exchange contracts (forwards)	Net realized loss on forward foreign currency contracts	$ (6,456)	Net change in unrealized depreciation on forward foreign currency contracts	$ (3,517)
3.  OFFSETTING ASSETS AND LIABILITIES
The Fund enters into derivative transactions with several approved counterparties. Certain transactions are effected under agreements which include master netting arrangements which provide for the netting of payment obligations and/or netting in situations of counterparty default. The following table summarizes the Fund's financial investments that are subject to an enforceable master netting arrangement at April 30, 2021.
Investments:	Gross Amount Presented in the Statement of Assets and Liabilities (a)	Financial Investments Available for Offset	Financial Investments Collateral Received	Cash Collateral Pledged (Received)	Net Amount
Derivative Assets (forward contracts)	$ 920	$(239)	$—	$—	$ 681
Derivative Liabilities (forward contracts)	$(1,272)	$ 239	$—	$—	$(1,033)
(a) OTC derivatives are reported gross on the Statement of Assets and Liabilities.

Annual Report - April 30, 2021

4.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Great-West Funds has entered into an investment advisory agreement with Great-West Capital Management, LLC (GWCM) (the Adviser), a wholly-owned subsidiary of Great-West Life & Annuity Insurance Company (GWL&A). As compensation for its services to Great-West Funds, the Adviser receives monthly compensation at the annual rate of 0.47% of the Fund’s average daily net assets up to $1 billion dollars, 0.42% of the Fund’s average daily net assets over $1 billion dollars and 0.37% of the Fund’s average daily net assets over $2 billion dollars. Certain administration and accounting services fees for the Fund are included in the investment advisory agreement.
The Adviser has contractually agreed to waive fees or reimburse expenses that exceed an annual rate of 0.55% of the Fund's average daily net assets attributable to each Class, including management fees and expenses paid directly by the Fund, excluding shareholder service fees, distribution fees and certain extraordinary expenses (the "Expense Limit"). The agreement's current term ends on August 28, 2022 and automatically renews for one-year unless terminated upon written notice within 90 days of the end of the current term or upon termination of the investment advisory agreement. The amount waived or reimbursed, if any, is reflected in the Statement of Operations.
The Adviser is permitted upon approval by the Board of Directors to recoup amounts waived or reimbursed by the Fund in future periods, not exceeding three years following the particular waiver/reimbursement, provided the total annual operating expenses of each Class of the Fund plus such recoupment do not exceed the lesser of the Expense Limit that was in place at the time of the waiver/reimbursement or the Expense Limit in place at the time of recoupment. At April 30, 2021, the amounts available for recoupment were as follows:
Expires April 30, 2022	Expires April 30, 2023	Expires April 30, 2024	Recoupment of Past Reimbursed Fees by the Adviser
$116,101	$119,261	$130,635	$0
The Adviser and Great-West Funds have entered into a sub-advisory agreement with Irish Life Investment Managers Limited (ILIM), an affiliate of the Adviser and GWL&A, Putnam Investment Management, LLC (Putnam), an affiliate of the Adviser and GWL&A, J.P. Morgan Investment Management Inc., and Loomis, Sayles & Company L.P. (the Sub-Advisers). The Adviser is responsible for compensating the Sub-Advisers for their services.
The Adviser is responsible for compensating ILIM, which receives monthly compensation for its services at the annual rate of 0.0075% of the average daily net value on all Fund assets subject to an annual $20,000 minimum.
The Adviser is responsible for compensating Putnam, which receives monthly compensation for its services at the annual rate of 0.40% of the average daily net asset value on the first $250 million of assets, 0.35% on the next $250 million of assets, and 0.25% over $500 million of assets on the portion of the Fund managed by Putnam.
Great-West Funds entered into a shareholder services agreement with Empower Retirement, LLC (Empower), an affiliate of GWCM and subsidiary of GWL&A. Pursuant to the shareholder services agreement, Empower provides various recordkeeping, administrative and shareholder services to shareholders and receives from the Investor Class and Class L shares of the Fund a fee equal to 0.35% of the average daily net asset value of the applicable share class. Class L shares of the Fund ceased operations on October 2, 2020.
GWFS Equities, Inc. (the Distributor), is a wholly-owned subsidiary of GWL&A and the principal underwriter to distribute and market the Fund. Prior to October 2, 2020, the Fund had entered into a plan of distribution which provided for compensation for distribution of Class L shares and for the provision of services to Class L shareholders. The distribution plan provided for a maximum fee equal to an annual rate of 0.25% of the average daily net assets of the Class L shares. Class L shares of the Fund ceased operations on October 2, 2020.
Certain officers of Great-West Funds are also directors and/or officers of GWL&A or its subsidiaries. No officer or interested director of Great-West Funds receives any compensation directly from Great-West Funds. The total compensation paid to the independent directors with respect to all fifty-five funds for which they serve as directors was $1,056,000 for the fiscal year ended April 30, 2021.

Annual Report - April 30, 2021

5.  PURCHASES AND SALES OF INVESTMENTS
For the year ended April 30, 2021, the aggregate cost of purchases and proceeds from sales of investments (excluding all U.S. Government securities and short-term securities) were $8,387,089 and $6,727,671, respectively. For the same period, there were no purchases or sales of long-term U.S. Government securities.
6.  SECURITIES LOANED
The Fund has entered into a securities lending agreement with its custodian as securities lending agent. Under the terms of the agreement the Fund receives income after deductions of other amounts payable to the securities lending agent or to the borrower from lending transactions. In exchange for such fees, the securities lending agent is authorized to loan securities on behalf of the Fund against receipt of cash collateral at least equal in value at all times to the value of the securities loaned plus accrued interest. The fair value of the loaned securities is determined daily at the close of business of the Fund and necessary collateral adjustments are made between the Fund and its counterparties on the next business day through the delivery or receipt of additional collateral. The Fund also continues to receive interest or dividends on the securities loaned. Cash collateral is invested in securities approved by the Board of Directors. The Fund bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. As of April 30, 2021, the Fund had securities on loan valued at $223,425 and received collateral as reported on the Statement of Assets and Liabilities of $231,630 for such loan which was invested in repurchase agreements collateralized by U.S. Government or U.S. Government Agency securities. The repurchase agreements can be jointly purchased with other lending agent clients and in the event of a default by the counterparty, all lending agent clients would share ratably in the collateral.
Under the securities lending agreement, the collateral pledged is, by definition, the securities loaned against the cash borrowed. The following table summarizes the cash collateral liability under the securities lending agreement by class of securities loaned as of April 30, 2021. Additional information regarding the Fund's securities on loan is included in the Schedule of Investments.
Security lending transactions	Total (a)
Common Stocks	$75,075
Convertible Preferred Stock	26,271
Exchange Traded Funds	130,284
Total secured borrowings	$231,630
(a)	The remaining contractual maturity of all of the securities lending transactions is overnight and continuous.
7.  INDEMNIFICATIONS
The Fund’s organizational documents provide current and former officers and directors with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
8.  SUBSEQUENT EVENTS
Management has reviewed all events subsequent to April 30, 2021, including the estimates inherent in the process of preparing these financial statements through the date the financial statements were issued. No subsequent events requiring adjustments or disclosures have occurred.

Annual Report - April 30, 2021

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Shareholders and the Board of Directors of Great-West Funds, Inc.
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Great-West Core Strategies: U.S. Equity Fund (the “Fund”), one of the funds constituting the Great-West Funds, Inc., as of April 30, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the two years in the period then ended and for the period from June 25, 2018 (commencement of operations) to April 30, 2019, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of April 30, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period from June 25, 2018 (commencement of operations) to April 30, 2019 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Denver, Colorado
June 18, 2021
We have served as the auditor of one or more Great-West investment companies since 1982.

TAX INFORMATION (unaudited)
Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders. Of the ordinary income distributions declared for the year ended April 30, 2021, 0% qualifies for the dividend received deduction available to the Fund’s corporate shareholders.
Investment Advisory Contract Approval
The Board of Directors (the “Board”) of Great-West Funds, Inc. (the “Company”), including the Directors who are not interested persons of the Company (the “Independent Directors”), at a meeting held on April 20, 2021 (the “April Meeting”), unanimously approved the continuation of (i) the investment advisory agreement (the “Advisory Agreement”) between Great-West Capital Management, LLC (“GWCM”) and the Company, on behalf of the Great-West Core Strategies: U.S. Equity Fund (the “Fund” and together with the Company’s other series, the “Great-West Funds”), and (ii) the investment sub-advisory agreements (the “Sub-Advisory Agreements”) by and among the Company, GWCM and each of the following sub-advisers (each, a “Sub-Adviser,” and collectively, the “Sub-Advisers”):
Fund	Sub-Adviser(s)
Great-West Core Strategies: U.S. Equity Fund	Irish Life Investment Managers Limited (“ILIM”)
J.P. Morgan Investment Management Inc. (“JPMIM”)
Loomis, Sayles & Company, L.P. (“Loomis Sayles”)
Putnam Investment Management, LLC (“Putnam”)
(GWCM is a wholly-owned subsidiary of Great-West Life & Annuity Insurance Company (“GWL&A”). Each of ILIM and Putnam is an affiliate of GWCM and GWL&A.)
Pursuant to the Advisory Agreement, GWCM acts as investment adviser and, subject to oversight by the Board, directs the investments of the Fund in accordance with its investment objective, policies and limitations. GWCM also provides, subject to oversight by the Board, the management and administrative services necessary for the Fund’s operation. In addition, GWCM is responsible for allocating the assets of the Fund among one or more sub-advisers—including, in this case, each of ILIM, JPMIM, Loomis Sayles and Putnam. In this connection, the Fund operates under a manager-of-managers structure pursuant to an order issued by the United States Securities and Exchange Commission, which permits GWCM to enter into and materially amend the Sub-Advisory Agreements with Board approval but without shareholder approval, unless the sub-adviser is an affiliated person. GWCM is responsible for monitoring and evaluating the performance of each Sub-Adviser and for recommending the hiring, termination and replacement of each Sub-Adviser to the Board.
Pursuant to its respective Sub-Advisory Agreement, each Sub-Adviser, subject to general supervision and oversight by GWCM and the Board, is responsible for the day-to-day management of the investment and reinvestment of its allocated portion of the Fund’s assets, which includes making decisions to buy, sell or hold any particular security.
On March 30, 2021 (the “March Meeting”), the Independent Directors met separately with independent legal counsel in advance of the April Meeting to evaluate information encompassing a wide variety of topics and furnished by GWCM and each Sub-Adviser in connection with the proposed continuation of the Advisory Agreement and Sub-Advisory Agreements (collectively, the “Agreements” or each, an “Agreement”), and met separately with representatives of Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, and with GWCM to review comparative information on the Fund’s investment performance, fees and expenses. In addition, at the March Meeting, the Independent Directors met separately with representatives of an independent provider of mutual fund advisory contract renewal consulting services (the “Independent Fee Consultant”) to review comparative information regarding the Fund’s investment performance, fees and expenses, and further discussed such information with GWCM. The Independent Directors also considered additional information provided in response to their requests made following the March Meeting. The Independent Directors further discussed continuation of the Agreements separately with independent legal counsel at the April Meeting. The Independent Directors weighed and considered the information provided in light of their substantial accumulated experience in governing the Fund and the other Great-West Funds. Although the Board considered the approval of the Agreements for the Fund as part of its multi-faceted annual review process of agreements across the Great-West Funds, the Board’s approvals were made on a fund-by-fund basis.
In approving the continuation of each of the Agreements, the Board considered such information as the Board deemed reasonably necessary to evaluate the terms of the Agreements. The Board noted that performance information is provided to the Board on an ongoing basis at regular Board meetings held throughout the year. Furthermore, at each of its meetings, the Board covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of advisory agreements for the Great-West Funds, including the services and support provided to each of the Great-West Funds, including the Fund and its shareholders.
In its deliberations, the Board did not identify any single factor as being determinative. Rather, the Board’s approvals were based on each Director’s business judgment after a comprehensive consideration of the information as a whole. Individual Directors may have weighed certain factors differently and assigned varying degrees of materiality to information considered by the Board. The Independent Directors were assisted throughout the evaluation process by independent legal counsel.
Based upon its review of the Agreements and the information provided to it, the Board concluded that each Agreement was reasonable in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment. The principal factors and conclusions that formed the basis for the Directors’ determinations to approve the continuation of the Agreements are discussed below.
Nature, Extent and Quality of Services
The Board considered the nature, extent and quality of services provided and to be provided to the Fund by GWCM and the Sub-Advisers (each, an “adviser”). Among other things, the Board considered, as applicable, each adviser’s organizational history, personnel, experience, resources and performance track record, its ability to provide or obtain such services as may be necessary in managing, acquiring and disposing of investments on behalf of the Fund, and its ability to provide research and to obtain and evaluate the economic, statistical and financial data relevant to the investment policies of the Fund. The Board also reviewed, as applicable, the qualifications, experience, education, tenure and responsibilities of the senior personnel serving the Fund and the portfolio management teams responsible for the day-to-day management of the Fund, as well as each adviser’s efforts to attract, retain and motivate capable personnel to serve the Fund. In addition, the Board considered, as applicable, each adviser’s reputation for management of its investment strategies, its disaster recovery procedures, including cybersecurity risk mitigation, its overall financial condition and ability to carry out its obligations to the Fund, its technical resources, operational capabilities and safeguards, and compliance policies and procedures, including for liquidity risk management oversight, as well as each adviser’s practices, as applicable, regarding the selection and compensation of brokers and dealers for the execution of portfolio transactions and the procedures it uses for obtaining best execution of portfolio transactions. With respect to GWCM, the Board noted recent and anticipated system and process enhancements, such as the implementation of a new trade order management system and compliance tool, use of an industry leading portfolio and risk analytics program, enhancements to investment applications, and GWCM’s efforts generally to ensure that third-party programs used to service the Fund are monitored effectively and upgraded as needed.
Consideration was also given to the fact that the Board meets with representatives of each Sub-Adviser and GWCM every year to discuss portfolio management strategies and performance. Additionally, the quality of each adviser’s communications with the Board, as well as the adviser’s responsiveness to the Board, were taken into account. Also considered was each adviser’s response to market volatility and economic developments and changing circumstances in the mutual fund industry. In this regard, the Board received and considered information furnished by each adviser on the impacts of the coronavirus (COVID-19) outbreak on each adviser generally and the Fund in particular, including, among other information, the current and anticipated impacts on the management, operations and performance of the Fund.

The Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by GWCM and each Sub-Adviser.
Investment Performance
The Board received and considered information regarding the investment performance of the Fund. The Board noted that the Fund commenced operations on June 25, 2018 (with respect to the Fund’s Institutional Class shares), and given the limited operating period, the Board reviewed performance information for the Fund’s Institutional Class as compared against its benchmark index and a “performance universe” of peer funds compiled by Broadridge, based on Lipper fund classifications, for the one- and two-year periods ended December 31, 2020. In evaluating the Fund’s performance, the Board noted how the Fund performed relative to the returns of its benchmark index and the performance universe. In addition, the Board noted that it had also received and discussed at periodic intervals information comparing the Fund’s performance to that of its benchmark index and to a peer group of funds.
The Board observed that although the Fund underperformed its benchmark index for each of the one- and two-year periods ended December 31, 2020, the Fund outperformed its performance universe median for each period, ranking in the second quintile of its performance universe for each period (the first quintile being the best performers and the fifth quintile being the worst performers).
In evaluating the foregoing, including the Fund’s limited period of operations, the Board considered each Sub-Adviser’s investment decision-making process, the organization, composition and experience of its investment personnel and its portfolio risk controls, among other things, as well as its performance attribution commentary. Also considered by the Board were GWCM’s processes for overseeing and analyzing each Sub-Adviser’s performance, including GWCM’s systematic approach to performance monitoring.
The Board determined that it was satisfied with the oversight of and information provided regarding the Fund’s investment performance.
Costs and Profitability
The Board considered the costs of services provided by GWCM and each Sub-Adviser from their relationships with the Fund. With respect to the costs of services, the Board considered the structure and the level of the investment management fees and other expenses payable by the Fund. In this regard, the Board noted that GWCM has contractually agreed to limit the fees and expenses of the Fund through August 28, 2022.
The Board noted that GWCM, not the Fund, pays the sub-advisory fees to the Sub-Advisers. In evaluating the management fee and total expense ratio of the Fund, as to its Institutional Class and Investor Class, the Board considered the fees payable by and the total expense ratio of a peer group of funds managed by other investment advisers, as determined by Broadridge, based on Lipper fund classifications. Specifically, the Board considered (i) the Fund’s management fee as provided in the Advisory Agreement (the “Contractual Management Fee”) in comparison to the contractual management fees of the peer group of funds and (ii) the Fund’s total expense ratio in comparison to the peer group funds’ total expense ratios (in all cases, net of any waivers, if applicable). In addition, the Board considered the Fund’s total expense ratio in comparison to the median expense ratio for all funds in the peer group. As part of its comprehensive evaluation, the Board also reviewed a report from the Independent Fee Consultant assessing expenses in the context of performance.
The Board observed that as to each class of the Fund the Contractual Management Fee and total annual operating expense ratio were lower than its peer group median contractual management fee and peer group median expense ratio, respectively, with the total annual operating expense ratio ranking in the first quintile of its peer group (with the first quintile being the lowest expenses and the fifth quintile being the highest expenses).
The Board also reviewed information regarding the fees charged by GWCM and the Sub-Advisers to similar other funds of the Company managed by GWCM and the Sub-Adviser, as applicable, and/or standard institutional fee schedules for the relevant investment strategy. With respect to each of JPMIM, Loomis Sayles and Putnam, the Board noted that the information provided included the Sub-Adviser’s standard fee schedule for an institutional separately managed account managed with an investment strategy similar to that used for its allocated portion of the Fund’s portfolio and the fees charged for one or more similar retail mutual funds managed by the Sub-Adviser. As applicable, the Board noted explanations provided for any differences in fee schedules, such as applicable legal, governance and capital structures, historical pricing arrangements, account sizes, and the totality of client relationship, as well as differences in risks assumed and services provided as between the Fund and other types of accounts.
Although not identified specifically as accounts or products comparable to the Fund, the Board noted that the information provided by ILIM included the fees it charged to GWCM for the other series of the Company sub-advised by ILIM, including other equity index funds and an international equity fund (as to a sleeve of the fund) (collectively, the “ILIM Sub-Advised Funds”). The Board also noted ILIM’s statement that the sub-advisory fee charged to GWCM for the Fund is consistent with pricing for mandates of similar size and services. Taking into account all of the foregoing, the Board noted that the fees charged appeared to be consistent or competitive with those charged to the other funds or accounts and GWCM, as applicable.
The Board further considered the overall financial soundness of, and the profits estimated to be realized by, GWCM and each of the Sub-Advisers. For this purpose, the Board reviewed the financial statements and profitability information from GWCM and each of the Sub-Advisers.
With respect to GWCM’s profitability information, the Board considered the review undertaken by management in 2020 of the organization’s expense allocation methodology following an internal corporate restructuring and, following such review, GWCM’s determination to adjust the methodology used in determining profitability. In this connection, the Board took into account its discussions with management regarding the methodology as well as the analysis performed by an independent auditor, including the auditor’s conclusion that the methodology was reasonable. The Board also considered that there is no recognized standard or uniform methodology for determining profitability for this purpose. Furthermore, the Board noted that there are limitations inherent in allocating costs and calculating profitability for an organization such as GWCM, and that it is difficult to make comparisons of profitability between advisers because comparative information is not generally publicly available. The Board also reviewed a report from Broadridge comparing pre-tax investment management profitability margins for the latest fiscal year for certain publicly-traded advisers to fund complexes, as compared to GWCM’s estimated complex-level profits. The Board considered that, while GWCM’s overall profitability is not unreasonable, profitability information is affected by numerous factors, including the adviser’s organization, capital structure and cost of capital, the types of funds it manages, its mix of business and the adviser’s assumptions regarding allocations of revenue and expenses. In addition, with respect to the Fund in particular, the Board noted that GWCM reported a negative margin associated with its management of the Fund.
The Board also noted that each of JPMIM and Loomis Sayles provided an estimate of the profitability realized from its sub-advisory relationship with the Fund, while ILIM’s profitability was based on its aggregate profitability for providing sub-advisory services to the ILIM Sub-Advised Funds (i.e., including the Fund) and Putnam’s profitability was based on the aggregate profitability for providing sub-advisory services to two Great-West Funds, including the Fund.
Based on the information provided, the Board concluded that the costs of the services provided and the profits estimated to have been realized by GWCM and its affiliates and the Sub-Advisers were not unreasonable in relation to the nature, extent and quality of the services provided.
Economies of Scale
The Board received and considered information about the potential for GWCM to experience economies of scale in the provision of services to the Fund and the extent to which potential scale benefits are shared with shareholders. In evaluating economies of scale, the Board considered, among other things, the current level of management and sub-advisory fees payable by the Fund and GWCM, respectively, and whether those fees include breakpoints, as well as comparative fee information, the profitability and financial condition of GWCM, and the current level of the Fund’s assets. The Board noted that GWCM shares potential economies of scale from its business in a variety of ways, including through fee waiver arrangements, services that benefit shareholders, competitive management fee rates set at the outset, and investments in the business intended to enhance services available to shareholders. In its evaluation, the Board noted that both the management fee schedule and—with respect to each Sub-Adviser except ILIM—the sub-advisory fee schedules contained breakpoints that would reduce the relevant fee rate on assets above specified levels as the Fund’s assets increased. As the Board considered the foregoing, including instances in which the breakpoints in the applicable sub-advisory fee schedule take effect at lower asset levels than for the management fee, the Board took into account that the sub-advisory fee under each Sub-Advisory Agreement is paid by GWCM out of the management fee that it receives under the Advisory Agreement. The Board also recalled its observation that the Contractual Management Fee for the Fund was lower than the median contractual management fee of its peer group.
Based on the information provided, the Board concluded that GWCM’s arrangements with respect to the Fund constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.
Other Factors
The Board received and considered information regarding ancillary benefits derived or to be derived by GWCM or each Sub-Adviser from their relationships with the Fund as part of the total mix of information evaluated by the Board. In this regard, the Board noted that each of ILIM, Loomis Sayles and Putnam may receive ancillary benefits from soft-dollar arrangements by which brokers provide research to the Sub-Adviser in return for allocating Fund brokerage to such brokers. The Board also noted instances in which a Sub-Adviser indicated that the Fund’s performance record forms part of the Sub-Adviser’s overall performance results or a Sub-Adviser otherwise derives a reputational benefit from its relationship to the Fund and, therefore, a Sub-Adviser may gain or enhance its exposure to prospective advisory clients. As to JPMIM, the Board noted the Sub-Adviser’s statement that it is aware of no direct or indirect benefits that have been derived from its relationship to the Fund.
The Board also noted where services were provided to the Fund by affiliates of GWCM, ILIM and Putnam, including, in particular, the various recordkeeping, administrative and shareholder services provided by Empower Retirement, LLC (“Empower”) pursuant to a shareholder services agreement, effective April 29, 2020. (GWL&A, the parent company of Empower and GWCM, previously provided shareholder services pursuant to an agreement dated May 1, 2015.) In addition to the foregoing arrangements, the Board took into account the fact that the Fund is offered as an investment option on a brokerage platform sponsored by an affiliate of GWCM and that an affiliate of GWCM may provide asset allocation services to the Fund’s investors.
The Board concluded that the Fund’s management and sub-advisory fees were reasonable, taking into account any ancillary benefits derived or to be derived by GWCM, its affiliates or the Sub-Advisers, as applicable.
Conclusion
Based upon all the information considered and the conclusions reached, the Board determined that the terms of each Agreement continue to be reasonable and that the continuation of the Agreements is in the best interests of the Fund.

Fund Directors and Officers
Great-West Funds, Inc. (“Great-West Funds”) is organized under Maryland law, and is governed by the Board of Directors. The following table provides information about each of the Directors and executive officers of Great-West Funds.
Independent Directors*
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
Gail H. Klapper 8515 East Orchard Road, Greenwood Village, CO 80111 77	Chair & Independent Director	Since 2016 (as Chair) Since 2007 (as Independent Director)	Managing Attorney, Klapper Law Firm; Member/Director, The Colorado Forum; Manager, 6K Ranch, LLC; and former Director, Guaranty Bancorp	55	N/A
James A. Hillary*** 8515 East Orchard Road, Greenwood Village, CO 80111 58	Independent Director	Since 2017	Principal and Founding Partner, Fios Capital, LLC; Founder, Chairman and Chief Executive Officer, Independence Capital Asset Partners, LLC (“ICAP”); Member, Fios Partners LLC, Fios Holdings LLC; Sole Member, Fios Companies LLC, Resolute Capital Asset Partners; Manager, Applejack Holdings, LLC; and Manager and Member, Prestige Land Holdings, LLC	55	N/A
R. Timothy Hudner**** 8515 East Orchard Road, Greenwood Village, CO 80111 61	Independent Director	Since 2017	Director, Prima Capital Holdings; ALPS Fund Services; Colorado State Housing Board; Regional Center Task Force; Counseling and Education Center; and former Director, Grand Junction Housing Authority	55	N/A
Steven A. Lake***** 8515 East Orchard Road, Greenwood Village, CO 80111 66	Independent Director	Since 2017	Managing Member, Lake Advisors, LLC; Member, Gart Capital Partners, LLC; and Executive Member, Sage Enterprise Holdings, LLC	55	N/A

Independent Directors*
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
Stephen G. McConahey 8515 East Orchard Road, Greenwood Village, CO 80111 77	Independent Director & Audit Committee Chair	Since 2011 (as Independent Director) Since 2015 (as Audit Committee Chair)	Chairman, SGM Capital, LLC; Partner, Iron Gate Capital, LLC; Director, The IMA Financial Group, Inc.; and former Director, Guaranty Bancorp	55	N/A
Interested Directors******
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
Jonathan D. Kreider 8515 East Orchard Road, Greenwood Village, CO 80111 38	Director, President & Chief Executive Officer	Since 2020	Senior Vice President, Head of Great-West Investments, Empower; Chairman, President & Chief Executive Officer, GWCM; formerly, Vice President, Great-West Funds Investment Products and Advised Assets Group, LLC ("AAG")	55	N/A
Officers
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Fund in Fund Complex Overseen by Director	Other Directorships Held by Director
Jonathan D. Kreider 8515 East Orchard Road, Greenwood Village, CO 80111 38	Director, President & Chief Executive Officer	Since 2020	Senior Vice President, Head of Great-West Investments, Empower; Chairman, President & Chief Executive Officer, GWCM; formerly, Vice President, Great-West Funds Investment Products and AAG	55	N/A
Katherine Stoner 8515 East Orchard Road, Greenwood Village, CO 80111 64	Chief Compliance Officer	Since 2016	Chief Compliance Officer, AAG and GWCM; formerly, Vice President & Chief Compliance Officer, Mutual Funds, AIG, Consumer Insurance	N/A	N/A

Officers
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Fund in Fund Complex Overseen by Director	Other Directorships Held by Director
Ryan L. Logsdon 8515 East Orchard Road, Greenwood Village, CO 80111 47	Chief Legal Officer & Secretary	Since 2010 (as Secretary) Since 2021 (as Chief Legal Officer)	Associate General Counsel, Corporate & Investments, Empower; Associate General Counsel & Associate Secretary, GWL&A; Secretary, Audit Committee, Great-West Life & Annuity Insurance Company of New York ("GWL&A of NY"); Vice President, Counsel & Secretary, AAG, GWCM, and GWFS Equities, Inc. formerly, Vice President & Counsel, Great-West Funds	N/A	N/A
Kelly B. New 8515 East Orchard Road, Greenwood Village, CO 80111 45	Treasurer	Since 2021	Assistant Vice President, Fund Administration, Empower; Treasurer, GWCM; Assistant Vice President & Assistant Treasurer, Great-West Trust Company, LLC ("GWTC"); formerly, Assistant Treasurer, Great-West Funds	N/A	N/A
Adam J. Kavan 8515 East Orchard Road, Greenwood Village, CO 80111 34	Senior Counsel & Assistant Secretary	Since 2019	Senior Counsel, Corporate & Investments, Empower; Senior Counsel & Assistant Secretary, GWCM, GWTC, and AAG	N/A	N/A
John A. Clouthier 8515 East Orchard Road, Greenwood Village, CO 80111 53	Assistant Treasurer	Since 2007	Director, Investment Operations, Empower; Assistant Treasurer, GWCM; Director and Assistant Treasurer, GWTC	N/A	N/A
Robert T. Kelly 8515 East Orchard Road, Greenwood Village, CO 80111 51	Assistant Treasurer	Since 2021	Director, Fund Financial Reporting & Tax, Empower; Assistant Treasurer, GWCM and GWTC	N/A	N/A
* A Director who is not an “interested person” of Great-West Funds (as defined in Section 2(a)(19) of the 1940 Act) is referred to as an “Independent Director.”

** Each Director serves until the next shareholders’ meeting (and until the election and qualification of a successor), or until death, resignation, removal or retirement which takes effect no later than May 1 following his or her 75th birthday unless otherwise determined by the remaining directors. The remaining Independent Directors determined that Ms. Klapper and Mr. McConahey should continue on the Board until at least May 1, 2022. Officers are elected by the Board on an annual basis to serve until their successors have been elected and qualified.
*** Mr. Hillary is the Founder, Chairman and Chief Executive Officer of ICAP and sole member of Resolute Capital Asset Partners, LLC. Goldman Sachs & Co. LLC has a prime brokerage and institutional trading relationship with ICAP and is the clearing agent and custodian for Resolute Capital Asset Partners Fund I L.P., the general partner of Resolute Capital Asset Partners, LLC. Goldman Sachs & Co. LLC is the parent company of Goldman Sachs Asset Management, LP, the Sub-Adviser of the Great-West Core Strategies: Inflation-Protected Securities Fund and other series of Great-West Funds. ICAP was previously a sub-adviser, and Mr. Hillary was a portfolio manager to the Franklin K2 Alternative Strategies Fund and the FTIF Franklin K2 Alternative Strategies Fund, which are funds offered by an affiliate of Franklin Templeton Institutional, LLC, a Sub-Adviser of the Great-West Core Strategies: International Equity Fund and other series of Great-West Funds. Mr. Hillary has personal banking accounts with an affiliate of J.P. Morgan Investment Management Inc., a Sub-Adviser of the Great-West Core Strategies: U.S. Equity Fund and other series of Great-West Funds. Mr. Hillary receives no special treatment due to the relationship.
**** Mr. Hudner’s daughter is employed by JP Morgan Chase, N.A., an affiliate of J.P. Morgan Investment Management Inc., a Sub-Adviser of the Great-West Core Strategies: U.S. Equity Fund and other series of Great-West Funds. Mr. Hudner has personal investments in the following: (i) a mutual fund advised by Massachusetts Financial Services Company, a Sub-Adviser of other series of Great-West Funds, (ii) a mutual fund advised by Virtus Investment Advisers, Inc., an affiliate of Newfleet Asset Management, LLC, a Sub-Adviser of other series of Great-West Funds, and (iii) a mutual fund advised by Lazard Asset Management LLC, a Sub-Adviser of other series of Great-West Funds. Mr. Hudner receives no special treatment due to his ownership of such mutual funds.
***** Mr. Lake has personal investments in a mutual fund sub-advised by T. Rowe Price Associates, Inc., a Sub-Adviser of other series of Great-West Funds. Mr. Lake receives no special treatment due to his ownership of such mutual fund.
****** An “Interested Director” refers to a Director who is an “interested person” of Great-West Funds (as defined in Section 2(a)(19) of the 1940 Act) by virtue of their affiliation with GWCM.
There are no arrangements or understandings between any Director or officer and any other person(s) pursuant to which s/he was elected as Director or officer.
Additional information about Great-West Funds and its Directors is available in the Great-West Funds’ Statement of Additional Information (“SAI”), which can be obtained free of charge upon request to: Secretary, Great-West Funds, Inc., 8525 East Orchard Road, Greenwood Village, Colorado 80111; (866) 831-7129. The SAI is also available on the Fund’s web site at http://www.greatwestfunds.com.
Availability of Quarterly Portfolio Schedule
Great-West Funds files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-PORT. Previously, Great-West Funds filed a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Great-West Funds’ Forms N-PORT and N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
Availability of Proxy Voting Policies and Procedures
A description of the policies and procedures that Great-West Funds uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (866) 831-7129, and of the Securities and Exchange Commission’s website at http://www.sec.gov.
Availability of Proxy Voting Record
Information regarding how Great-West Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (866) 831-7129, and on the Securities and Exchange Commission’s website at http://www.sec.gov.

ITEM 2. CODE OF ETHICS.
(a)   As of the end of the period covered by this report, the registrant has adopted a Code of Ethics (the “Code of Ethics”) that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.
(b)   For purposes of this Item, "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:
(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
(3) Compliance with applicable governmental laws, rules, and regulations;
(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5) Accountability for adherence to the code.
(c)   During the period covered by this report, there have been no amendments to the registrant’s Code of Ethics.
(d)   During the period covered by this report, the registrant has not granted any express or implicit waivers from the provisions of the Code of Ethics.
(e)  Code of Ethics required by Item 2 of Form N-CSR is incorporated by reference to registrant's Form N-CSRs filed on February 27, 2020 (File No. 2-75503) .
(f)  ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
Mr. Stephen A. Lake is the audit committee financial expert and is "independent," pursuant to general instructions on Form N-CSR, Item 3.
An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the Audit Committee or Board of Directors.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
(a)   Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were: $1,122,930 for fiscal year 2020 and $1,026,559 for fiscal year 2021.
(b)   Audit-Related Fees. The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were: $60,000 for fiscal year 2020 and $60,000 for fiscal year 2021. The nature of the services comprising the fees disclosed under this category involved performance of 17f-2 (self-custody) audits and administrative services related to the audit.
(c)   Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were: $0 for fiscal year 2020 and $0 for fiscal year 2021.
(d)   All Other Fees. There were no fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs ((a) through (c) of this Item).
(e)  (1) Audit Committee’s Pre-Approval Policies and Procedures.
Pre-Approval of Audit Services. The Audit Committee must approve prior to retention all audit, review or attest engagements required under the securities laws that are provided to Great-West Funds by its independent auditors. The Audit Committee will not grant such approval to any auditors that are proposed to perform an audit for Great-West Funds if a chief executive officer, controller, chief financial officer, chief accounting officer or any person serving in an equivalent position for Great-West Funds that is responsible for the financial reporting or operations of Great-West Funds was employed by those auditors and participated in any capacity in an audit of Great-West Funds during the year period (or such other period proscribed under SEC rules) preceding the date of initiation of such audit.
Pre-Approval of Non-Audit Services. The Audit Committee must pre-approve any non-audit services, including tax services, to be provided to Great-West Funds by its independent auditors (except those within applicable de minimis statutory or regulatory exceptions)1 provided that Great-West Funds’ auditors will not provide the following non-audit services to Great-West Funds: (a) bookkeeping or other services related to the accounting records or financial statements of Great-West Funds; (b) financial information systems design and implementation; (c) appraisal or valuation services, fairness opinions, or contribution-in-kind

1No pre-approval is required as to non-audit services provided to Great-West Funds if: (a) the aggregate amount of all non-audit services provided to Great-West Funds constitute not more than 5% of the total amount of revenues paid by Great-West Funds to the independent auditors during the fiscal year in which the services are provided; (b) these services were not recognized by Great-West Funds at the time of the engagement to be non-audit services; and (c) the services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee prior to the completion of the audit.

reports; (d) actuarial services; (e) internal audit outsourcing services; (f) management functions or human resources; (g) broker-dealer, investment adviser, or investment banking services; (h) legal services; (i) expert services unrelated to the audit; and (j) any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible. 2
Pre-approval with respect to Non-Great-West Funds Entities. The Audit Committee must pre-approve any non-audit services that relate directly to the operations and financial reporting of Great-West Funds (except those within applicable de minimis statutory or regulatory exceptions)3 to be provided by Great-West Funds’ auditors to (a) Great-West Funds’ investment adviser; and (b) any entity controlling, controlled by, or under common control with the investment adviser if that entity provides ongoing services to Great-West Funds.4 The Audit Committee may approve audit and non-audit services on a case-by-case basis or adopt pre-approval policies and procedures that are detailed as to a particular service, provided that the Audit Committee is informed promptly of each service, or use a combination of these approaches.
Delegation. The Audit Committee may delegate pre-approval authority to one or more of the Audit Committee's members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions to the Audit Committee at its next scheduled meeting.
(f)    (2) 100% of the services described pursuant to paragraphs (b) through (d) of this Item 4 of Form N-CSR were approved by the Audit Committee, and no such services were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(g)   Not Applicable.
(h)   The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for fiscal year 2019 equaled $1,556,795 and for fiscal year 2020 equaled $2,132,450.

2With respect to the prohibitions on (a) bookkeeping; (b) financial information systems design and implementation; (c) appraisal, valuation, fairness opinions, or contribution-in-kind reports; (d) actuarial; and (e) internal audit outsourcing, such services are permitted to be provided if it is reasonable to conclude that the results of these services will not be subject to audit procedures during an audit of the audit client's financial statements.

3For non-audit services provided to the adviser and entities in a control relationship with the adviser, no pre-approval is required if: (a) the aggregate amount of all non-audit services provided constitute not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the services are provided to Great-West Funds, Great-West Funds’ investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser if that entity provides ongoing services to Great-West Funds; (b) these services were not recognized by Great-West Funds at the time of the engagement to be non-audit services; and (c) the services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee prior to the completion of the audit.

4No pre-approval is required by the Audit Committee as to non-audit services provided to any Great-West Funds sub-adviser that primarily provides portfolio management services and is under the direction of another investment adviser and is not affiliated with Great-West Funds’ primary investment adviser.

(i)   The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.
ITEM 6. INVESTMENTS.
(a)  The schedule is included as part of the report to shareholders filed under Item 1 of this Form.
(b)  Not applicable.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors that were implemented after the registrant last provided disclosure in response to this Item.
ITEM 11. CONTROLS AND PROCEDURES.
(a)   The registrant's principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported, within the time periods specified in the commission's rules and forms and that such material information is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b)   The registrant's principal executive officer and principal financial officer are aware of no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.
ITEM 12. DISCLOSURE OF LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
(a)  Not applicable.
ITEM 13. EXHIBITS.
(a)   (1) Code of Ethics required by Item 2 of Form N-CSR is incorporated by reference to registrant's Form N-CSRs filed on February 27, 2020 (File No. 2-75503) .
(2) A separate certification for each principal executive and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached hereto.
(3) Not applicable.
(4) Not applicable.
(b)   A separate certification for each principal executive and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940 is attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
GREAT-WEST FUNDS, INC.
By:	/s/ Jonathan D. Kreider

Jonathan D. Kreider
President & Chief Executive Officer
Date:June 18, 2021
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
By:	/s/ Jonathan D. Kreider

Jonathan D. Kreider
President & Chief Executive Officer
Date:June 18, 2021
By:	/s/ Kelly B. New

Kelly B. New
Treasurer
Date:June 18, 2021